Victory Funds

Victory CEMP Emerging Market Volatility Wtd Index Fund

Supplement dated April 21, 2016

to the Summary Prospectus dated October 28, 2015, as supplemented (“Prospectus”)

The Board of Trustees of Victory Portfolios II (“Trust”) has approved a Plan of Liquidation (“Plan”) relating to the Victory CEMP Emerging Market Volatility Wtd Index Fund (“Fund”), a series of the Trust. It is anticipated that the Fund will liquidate on or about June 24, 2016. Any remaining shareholders on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of the Fund.

Effective May 1, 2016, the Fund is closed to new shareholder accounts. The Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the Fund through June 17, 2016.

In connection with the liquidation of the Fund, the Board of Trustees of the Trust has authorized the Fund to invest all or a portion of its assets in the Victory CEMP Emerging Market Volatility Wtd Index ETF (“ETF”), an exchange-traded investment company advised by the same investment adviser as the Fund, Victory Capital Management Inc. (the “Adviser”), which seeks to track the same index as the Fund.  The Adviser will waive the management fee applicable to the Fund with respect to any assets that are invested in the ETF.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.